UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 2004


                           HALOZYME THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-49616                 88-0488686
 ---------------------------     ----------------------         ------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                      11588 Sorrento Valley Road, Suite 17
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (858) 794-8889
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 24, 2004, Halozyme Therapeutics, Inc. ("Halozyme") issued a press release that Kenneth Kelley had been named to its Board of Directors. In addition, Edward Mercaldo resigned from the Board of Directors. The foregoing is discussed in greater detail in such press release, a copy of which is filed herewith as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           The following Exhibit is filed with this Form 8-K.

           Exhibit No.     Description
           -----------     ------------
              99.1         Press Release of May 24, 2004, regarding the
                           appointment of Kenneth Kelley to the Board of Directors and the resignation of Edward Mercaldo from the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HALOZYME THERAPEUTICS, INC.

Date: May 24, 2004                     By: /s/ Jonathan E. Lim
                                           -------------------------------------
                                           President and Chief Executive Officer